SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  July 26, 1996
                Date of Report (Date of earliest event reported)




                       Hungarian Telephone and Cable Corp.
               (Exact name of Registrant as Specified in Charter)




           Delaware                1-11484          13-3652685
   (State or Other               (Commission       (IRS Employer
   Jurisdiction of               File Number)    Identification No.)
    Incorporation)




              100 First Stamford Place, Stamford, Connecticut 06902 (Address of principal executive offices including zip code)



                              (203) 348-9069
              (Registrant's telephone number, including area code)


                              Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On July 26, 1996, Hungarian Telephone and Cable Corp. (AMEX: HTC-the "Registrant") entered into a certain Termination and Release Agreement, Consulting Agreement and Noncompetition Agreement with each of Robert Genova (the Registrant's former Chairman of the Board of Directors, President and Chief Executive Officer), Frank R. Cohen (the Registrant's former Director, Chief Financial Officer, Treasurer and Secretary), and Donald K. Roberton (the Registrant's former Vice-Chairman of the Board of the Directors) and each of Messrs. Cohen, Genova and Roberton appointed the Registrant as his proxy in voting his shares of the Registrant (see Exhibits 10.62-10.73 attached hereto). James G. Morrison has been promoted from Vice-President and Chief Operating Officer to President and Chief Executive Officer, and was elected a director, of the Registrant. (See Exhibit 99.4 attached hereto.)

The Board of Directors of the Company elected William E. Starkey, a former senior executive with GTE Corporation with 36 years of experience in telecommunications, Warren B. French, Jr., former chairman of Shenendoah Telephone Company and past chairman of the U.S. Telephone Association, and David
A. Finley, former IBM treasurer with over 20 years of experience with that company to the Board to replace Messrs. Cohen, Genova and Roberton.

Pursuant to the Termination and Release Agreements between the Registrant and each of Messrs. Genova, Cohen and Roberton, respectively (see Exhibits 10.62,
10.66 and 10.70 attached hereto), Messrs. Genova, Cohen and Roberton resigned as employees, officers and directors of the Registrant and its subsidiaries and affiliates effective August 1, 1996. In full and final satisfaction of the Registrant's obligations to Messrs. Genova, Cohen and Roberton arising out of their respective employment arrangements, the Registrant agreed to pay Messrs. Genova, Cohen and Roberton $536,000, $452,000 and $700,000 in the aggregate, respectively, in seventy-two (72) equal, consecutive, monthly, non-interest bearing installments beginning on August 31, 1996. Messrs. Genova, Cohen and Roberton each released the Company and certain other parties from any claims arising in connection with their employment by the Registrant and the termination of such employment. The Company released Messrs. Genova, Cohen and Roberton from claims arising in connection with their employment by the Registrant and the termination of such employment. Messrs. Genova, Cohen and Roberton will retain all of their stock options granted pursuant to their respective employment arrangements, which were terminated, and certain Stock Option Agreements.

Pursuant to the Consulting Agreements between the Registrant and each of Messrs. Genova, Cohen and Roberton, respectively (see Exhibits 10.63, 10.67 and 10.71 attached hereto), each of Messrs. Genova, Cohen and Roberton agreed to provide up to two hundred (200) hours each year of certain consulting services to the Registrant for a two-year period. For such services, the Registrant agreed to pay Messrs. Genova, Cohen and Roberton $926,700, $408,150 and $333,750 in the aggregate, respectively, in seventy-two (72) equal, consecutive, monthly, non-interest bearing installments beginning on August 31, 1996.

Pursuant to the Noncompetition Agreements between the Registrant and each of Messrs. Genova, Cohen and Roberton, respectively (see Exhibits 10.64, 10.68 and
10.72 attached hereto), Messrs. Genova, Cohen and Roberton each agreed that for a period of six (6) years that they will not engage in, or have any financial interest in, any business competing with, or which may compete with, the business of the Registrant or any of its affiliates within the Republic of Hungary and any countries bordering the Republic of Hungary. Messrs. Genova, Cohen and Roberton may retain and/or acquire a financial interest in and serve as a director, officer, employee, consultant or adviser to Hungarian Teleconstruct Corp. for the purpose of developing, promoting or managing an Internet access business within any part of Europe. Messrs. Genova, Cohen and Roberton also agreed not to solicit for employment any of the current employees of the Registrant. In consideration of such agreements not to compete, the Registrant agreed to pay Messrs. Genova, Cohen and Roberton $2,162,300, $952,350 and $778,750 in the aggregate, respectively, in seventy-two (72) equal, consecutive, monthly, non-interest bearing installments beginning on August 31, 1996.

Pursuant to the Irrevocable Proxies executed by Messrs. Genova, Cohen and Roberton (see Exhibits 10.65, 10.69 and 10.73 attached hereto), each of Messrs. Genova, Cohen and Roberton appointed the Registrant as his proxy for a six year period to vote his shares of the Registrant's stock currently owned or subsequently acquired.

The descriptions and summaries herein of certain agreements do not purport to be complete, and are subject to, and qualified in their entirety by, reference to each such agreement, copies of which are filed as exhibits hereto. See Item 7 below.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a), (b) - Not Applicable.

         (c)      Exhibits.

                  10.62 Termination and Release Agreement dated as of July 26, 1996 between the Registrant and
                           Robert Genova

                  10.63 Consulting Agreement dated as of July 26, 1996 between the Registrant and Robert Genova

                  10.64 Noncompetition Agreement dated as of July 26, 1996 between the Registrant and Robert Genova

                  10.65 Irrevocable Proxy dated July 26, 1996 executed by Robert Genova appointing Hungarian Telephone and Cable Corp. as his proxy

                  10.66 Termination and Release Agreement dated as of July 26, 1996 between the Registrant and
                           Frank R. Cohen

                  10.67 Consulting Agreement dated as of July 26, 1996 between the Registrant and Frank R. Cohen


                  10.68 Noncompetition Agreement dated as of July 26, 1996 between the Registrant and Frank R. Cohen


                  10.69 Irrevocable Proxy dated July 26, 1996 executed by Frank R. Cohen appointing Hungarian Telephone and Cable Corp. as his proxy

                  10.70 Termination and Release Agreement dated as of July 26, 1996 between the Registrant and
                           Donald K. Roberton

                  10.71 Consulting Agreement dated as of July 26, 1996 between the Registrant and Donald K. Roberton


                  10.72 Noncompetition Agreement dated as of July 26, 1996 between the Registrant and Donald K. Roberton


                  10.73 Irrevocable Proxy dated July 26, 1996 executed by Donald K. Roberton appointing Hungarian Telephone and Cable Corp. as his proxy

                  99.4     Press Release dated July 29, 1996


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



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HUNGARIAN TELEPHONE AND CABLE CORP.
                                 100 First Stamford Place
                                 Stamford, CT 06902
                                 (Registrant)



                                     By: /s/ James G. Morrison
                                         ----------------------
                                         James G. Morrison
                                         President and Chief
                                         Executive Officer


Dated:   August 5, 1996
         Stamford, Connecticut